UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2004

1-6880
(Commission File Number)

U.S. BANCORP
 (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	41-0255900 (I.R.S. Employer Identification Number)

800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)

(651) 466-3000
(Registrant’s telephone number, including area code)

(not applicable)
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
Press Release

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     99.1 Press Release issued by U.S. Bancorp on July 20, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 20, 2004, U.S. Bancorp (the “Company”) issued a press release discussing second quarter 2004 results. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By /s/ Terrance R. Dolan Terrance R. Dolan Executive Vice President and Controller

     DATE: July 20, 2004